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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 11, 1998






                       GOLDEN STATE FINANCIAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




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                  DELAWARE                     333-4026         95-4669792
         (STATE OR OTHER JURISDICTION        (COMMISSION      (IRS EMPLOYER
                OF INCORPORATION)           FILE NUMBER)   IDENTIFICATION NO.)

                135 MAIN STREET
          SAN FRANCISCO, CALIFORNIA                               94105
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)
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                                 (415) 904-1100
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                                     NONE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)












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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On September 11, 1998, Golden State Bancorp Inc., a Delaware corporation ("Golden State"), and its subsidiaries consummated the transactions contemplated by the Agreement and Plan of Reorganization, dated as of February 4, 1998, as amended (the "Agreement"), by and among Golden State, Golden State Financial Corporation, a Delaware corporation and a wholly-owned subsidiary of Golden State ("Golden State Financial"), First Nationwide (Parent) Holdings Inc., a Delaware corporation ("Parent Holdings"), First Nationwide Holdings Inc., a Delaware corporation ("FNH"), First Gibraltar Holdings Inc., a Delaware corporation and the sole stockholder of Parent Holdings ("FGH"), and Hunter's Glen/Ford, Ltd., a Texas limited partnership ("Hunter's Glen").

     Pursuant to the Agreement, FNH merged with and into Golden State Financial (the "FNH Merger"), Parent Holdings merged with and into Golden State (the "Golden State Merger"), and Glendale Federal Bank, Federal Savings Bank, an indirect subsidiary of Golden State ("Glendale Federal"), merged (the "Subsidiary Bank Merger") with and into California Federal Bank, A Federal Savings Bank, an indirect subsidiary of FNH ("Cal Fed"). The Golden State Merger and the FNH Merger are sometimes referred to herein collectively as the "Holding Company Mergers," and the Holding Company Mergers and the Subsidiary Bank Merger are sometimes referred to herein collectively as the "Mergers." Immediately prior to the consummation of the Mergers, FNH contributed all of its assets, including all of the outstanding common stock of Cal Fed, to, and its long-term debt was assumed by, Golden State Holdings Inc. (formerly New First Nationwide Holdings Inc.), a Delaware corporation and a wholly owned subsidiary of FNH. FNH formerly was owned 80% by Parent Holdings and 20% by Hunter's Glen. Parent Holdings formerly was an indirect wholly owned subsidiary of MacAndrews & Forbes Holdings Inc. Hunter's Glen is a limited partnership controlled by Gerald J. Ford, the Chairman and Chief Executive Officer of Cal Fed.

     Pursuant to the Agreement, FGH and Hunter's Glen received at the closing of the Holding Company Mergers, in consideration of their interests as stockholders of Parent Holdings and FNH, certificates representing 41 million and 15.6 million shares, respectively, of common stock, par value $1.00 per share, of Golden State ("Common Stock"), as determined pursuant to a formula set forth in the Agreement. The number of shares covered by the share certificates issued to FGH and Hunter's Glen at the closing was calculated based on the number of outstanding securities of Golden State as of September 8, 1998. The number of shares of Common Stock which FGH and Hunter's Glen are entitled to receive upon consummation of the Holding Company Mergers pursuant to the Agreement was recalculated pursuant to the Agreement based on the number of outstanding securities of Golden State as of the close of business on September 11, 1998, and FGH and Hunter's Glen will be issued certificates representing 7,503 and 1,876 additional shares of Common Stock, which FGH and Hunter's Glen, respectively, are so entitled to receive based on such recalculation.

     In addition, the Agreement provides that FGH and Hunter's Glen will be entitled to receive contingent consideration, through the issuance by Golden State of additional shares of Common Stock to FGH and Hunter's Glen following consummation of the Mergers, based on (i) the use by the combined company of certain potential tax benefits resulting from certain net operating loss carryforwards of the consolidated group of which Parent Holdings was a part, and the realization of certain other potential tax assets and liabilities of Golden State and Parent Holdings and (ii) Cal Fed's net after-tax recovery in certain specified litigation, including a percentage of the net after-tax recovery, if any, in Cal Fed's goodwill litigation against the United States (following payment by Cal Fed of all amounts due to the holders of its contingent litigation recovery participation interests and its secondary contingent litigation recovery participation interests and the retention of certain amounts of such recovery by the combined company). The issuance of such contingent consideration to FGH and Hunter's Glen will reduce the proportion of the outstanding Common Stock owned by existing Golden State stockholders and will correspondingly increase the proportion of the outstanding Common Stock owned by FGH and Hunter's Glen. The foregoing summary of the provisions of the Agreement relating to the contingent consideration payable to FGH and Hunter's Glen following the Mergers does not purport to be complete and is qualified by reference to the specific terms of the Agreement, included as Exhibits 2.1 and
2.2 to this Current Report on Form 8-K.


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     The board of directors of Golden State Financial consists of the following three directors: Gerald J. Ford, Carl B. Webb and Christie Flanagan.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


     The following exhibits are filed as part of this report:


 2.1 Agreement and Plan of Reorganization, dated as of February 4, 1998, by and among First Nationwide (Parent) Holdings Inc., First Nationwide Holdings Inc., First Gibraltar Holdings Inc., Hunter's Glen/Ford, Ltd., Golden State Bancorp Inc. and Golden State Financial Corporation (incorporated by reference to Exhibit 2.1 to Golden State's Form 8-K dated February 4, 1998).

 2.2 Amendment No. 1, dated as of July 13, 1998, to the Agreement and Plan of Reorganization, dated as of February 4, 1998, by and among First Nationwide (Parent) Holdings Inc., First Nationwide Holdings Inc., First Gibraltar Holdings Inc., Hunter's Glen/Ford, Ltd., Golden State Bancorp Inc. and Golden State Financial Corporation

23.1     (a) Consent of KPMG Peat Marwick LLP (Los Angeles)
         (b) Consent of KPMG Peat Marwick LLP (Dallas)

99.1     (a) Financial Statements of Business Acquired (Legal Acquiree).

         (i) The following financial statements for Parent Holdings at December 31, 1997 and 1996, and for the years ended December 31, 1997, 1996 and 1995 are set forth in Exhibit 99.1 (a)(i) hereto:

             Independent Auditors' Report

             Consolidated Balance Sheets

             Consolidated Statements of Operations

             Consolidated Statements of Comprehensive Income

             Consolidated Statements of Stockholder's Equity

             Consolidated Statements of Cash Flows

             Notes to Consolidated Financial Statements

        (ii) The following unaudited financial statements for Parent Holdings at June 30, 1998 and for the six months ended June 30, 1998 and 1997 are also set forth in Exhibit 99.1 (a)(ii) hereto: Unaudited Consolidated Balance Sheets

             Unaudited Consolidated Statements of Income

             Unaudited Consolidated Statement of Comprehensive Income

             Unaudited Consolidated Statements of Stockholder's Equity

             Unaudited Consolidated Statements of Cash Flows

             Notes to Unaudited Consolidated Financial Statements

                                       2
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       (iii) The following financial statements for Golden State Financial at
             June 30, 1998 and 1997, and for the years ended June 30, 1998, 1997 and 1996 are set forth in Exhibit 99.1(a)(iii) hereto:

              Independent Auditors' Report

              Consolidated Statements of Financial Condition

              Consolidated Statements of Operations

              Consolidated Statements of Stockholder's Equity

              Consolidated Statements of Cash Flows

              Notes to Consolidated Financial Statements

          (b) Pro Forma Financial Information.

              The following unaudited pro forma condensed combined financial statements at June 30, 1998 are set forth in Exhibit 99.1(b) hereto:

              Pro Forma Condensed Combined Statement of Financial Condition at June 30, 1998 (Unaudited)

              Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 1998 (Unaudited)

              Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 1997 (Unaudited)

ITEM 8. CHANGE IN FISCAL YEAR.


     Effective September 11, 1998, Golden State Financial changed its fiscal year to conform to the calendar year.


                                       3
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


Dated: September 25, 1998



                                        GOLDEN STATE FINANCIAL CORPORATION


                                        By: /s/ Richard H. Terzian
                                           ------------------------------------
                                           Name: Richard H. Terzian

                                           Title: Executive Vice
                                           President and Chief Financial
                                           Officer


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                                 EXHIBIT INDEX




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  EXHIBIT
  NUMBER                                      DESCRIPTION                                     PAGE
---------- --------------------------------------------------------------------------------- -----
  2.1      Agreement and Plan of Reorganization, dated as of February 4, 1998, by and among First Nationwide (Parent) Holdings Inc., First Nationwide Holdings Inc.,
           First Gibraltar Holdings Inc., Hunter's Glen/Ford, Ltd., Golden State Bancorp
           Inc. and Golden State Financial Corporation (incorporated by reference to
           Exhibit 2.1 to Golden State's Form 8-K dated February 4, 1998).
  2.2      Amendment No. 1, dated as of July 13, 1998, to the Agreement and Plan of
           Reorganization, dated as of February 4, 1998, by and among First Nationwide
           (Parent) Holdings Inc., First Nationwide Holdings Inc., First Gibraltar Holdings
           Inc., Hunter's Glen/Ford, Ltd., Golden State Bancorp Inc. and Golden State
           Financial Corporation.
 23.1      (a) Consent of KPMG Peat Marwick LLP (Los Angeles)
           (b) Consent of KPMG Peat Marwick LLP (Dallas)
 99.1      (a) Financial Statements of Business Acquired.

           (i)  The following financial statements for Parent Holdings at December 31,
                1997 and 1996, and for the years ended December 31, 1997, 1996 and 1995 are set forth in Exhibit 99.1(a)(i) hereto:

                Independent Auditors' Report

                Consolidated Balance Sheets

                Consolidated Statements of Operations

                Consolidated Statements of Comprehensive Income

                Consolidated Statements of Stockholder's Equity

                Consolidated Statements of Cash Flows

                Notes to Consolidated Financial Statements

           (ii) The following unaudited financial statements for Parent Holdings at June
                30, 1998 and for the six months ended June 30, 1998 and 1997 are also set forth in Exhibit 99.1(a)(ii) hereto:

                Unaudited Consolidated Balance Sheets

                Unaudited Consolidated Statements of Income

                Unaudited Consolidated Statements of Comprehensive Income

                Unaudited Consolidated Statements of Stockholder's Equity

                Unaudited Consolidated Statements of Cash Flows

                Notes to Unaudited Consolidated Financial Statements
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 EXHIBIT
 NUMBER                                     DESCRIPTION                                    PAGE
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

   (iii) The following financial statements for Golden State Financial at June 30,
         1998 and 1997, and for the years ended June 30, 1998, 1997 and 1996 are set forth in Exhibit 99.1(a)(iii) hereto:

         Independent Auditors' Report

         Consolidated Statements of Financial Condition

         Consolidated Statements of Operations

         Consolidated Statements of Stockholder's Equity

         Consolidated Statements of Cash Flows

         Notes to Consolidated Financial Statements

    (b)  Pro Forma Financial Information.

         The following unaudited pro forma condensed combined financial statements at June 30, 1998 are set forth in Exhibit 99.1(b) hereto:

         Pro Forma Condensed Combined Statement of Financial Condition at June 30, 1998 (Unaudited)

         Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 1998 (Unaudited)

         Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 1997 (Unaudited)
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